Related Party Transactions	12 Months Ended
Dec. 31, 2017
Related Party Transactions [Abstract]
Related Party Transactions

NOTE 10 – RELATED PARTY TRANSACTIONS

Executive chairman agreement

As part of an executive chairman agreement, a director provided services to the Company. This agreement was amended on April 1, 2015. Under the terms of this amendment, the director received $37,500 in equity instruments issued quarterly in arrears as compensation. Effective April 1, 2016, the director agreed to suspend any additional equity compensation, until otherwise agreed by the Company. Effective August 12, 2016, the Company accepted the request for a leave of absence and resignation by the director as Executive Chairman and member of the Board of Directors.

The Company incurred $0 and $37,500 in stock based compensation to this director during the years ended December 31, 2017 and 2016, respectively.

The amount payable to this director was $293,546 as of December 31, 2017 and 2016.